EXHIBIT 23.1



                          INDEPENDENT AUDITOR'S CONSENT



      We consent to the incorporation by reference in Registration Statement No. 333-91196 on Form S-8 of Pacific State Bancorp of our report dated February 20, 2003 appearing in this Annual Report on Form 10-K of Pacific State Bancorp for the year ended December 31, 2002.




                                                /s/ Perry-Smith LLP



Sacramento, California
March 20, 2003